UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust

(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina 27804

(Address of principal executive offices)  (Zip code)

Paracorp Inc.

2140 South Dupont Hwy., Camden, DE 19934

(Name and address of agent for service)

Registrant’s telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Item 1.	Report to Stockholders

(a)

Sector Rotation Fund Tailored Shareholder Report

Sector Rotation Fund

Ticker: NAVFX

annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about Sector Rotation Fund for the period October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://fundinfopages.com/NAVFX. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
NAVFX	$230	1.97%

How did the Fund perform last year and what affected its performance?

For the twelve months ended September 30, 2024, the Fund returned 32.86% The Fund underperformed its benchmark, the S&P 500 Index, which returned 36.35% for the same period.

What Factors Influenced Performance

During the last twelve months in the markets the only three things that mattered were inflation, inflation and inflation. Inflation soared from 2019 – 2022, which triggered the Federal Reserve Open Market Committee (FMOC) to increase interested rates eleven times from March 2022 thru July 2023. These increases helped to tamp down inflation to the point where the FOMC decided to have its first cut since the Covid-19 pandemic. In the Advisor’s opinion, lowering inflation to a level that is very close to the FOMC goal of 2.0% was a major macro-economic reason for the strong 12 month returns.

As outlined in the prospectus, the Advisor’s strategy is to overweight the Fund’s portfolio into the eleven macro-economic sectors that, as a whole, construct the entire US economy. During the reporting period the top two sectors were information technology and communication services. The Fund’s top two holdings within those sectors, as of September 30, 2024, were Vanguard Information Technology (VGT) and Vanguard Communication Services (VOX). The bottom two sectors were health care and energy. The Fund’s performance was hindered by a 7.41% [increase/decrease] in health care.

The past twelve months proved to be strong regardless of the multiple foreign wars and the uncertainty that comes with a US Presidential election. This is a testament to how meaningful inflation can be on the markets.

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From September 30, 2014 through September 30, 2024

Initial Investment of $10,000

Sector Rotation Fund ($24,218)
S&P 500 Index ($35,101)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/30/2014
9/30/2015
9/30/2016
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024

Average Annual Total Returns

	1 year	5 year	10 year
NAVFX	32.76%	10.55%	9.25%
S&P 500 Index	36.35%	15.98%	13.38%

Sector Rotation Fund Tailored Shareholder Report

Key Fund Statistics

(as of September 30, 2024)

Fund Net Assets	$38,016,098
Number of Holdings	12
Net Advisory Fee	$339,448
Annual Portfolio Turnover	309.04%

What did the Fund invest in?

(as of September 30, 2024)

Sector Breakdown (% of net assets)

Top Ten Holdings	(% of net assets)
Vanguard Information Technology ETF	18.5%
Vanguard Communication Services ETF	17.2%
Vanguard Industrials ETF	17.1%
Vanguard Consumer Discretionary ETF	15.2%
Vanguard Health Care ETF	11.1%
Vanguard Financials ETF	5.8%
Vanguard Real Estate ETF	3.8%
ProShares UltraPro Short QQQ	3.5%
Invesco Aerospace & Defense ETF	3.0%
ProShares UltraPro Short S&P 500	2.5%

Changes in and Disagreements with Accountants

In January 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Fund and in March 2024, Tait, Weller & Baker, LLP (“Tait Weller”) was appointed. During the fiscal year ended September 30, 2023 and for the interim period ended January 30, 2024, there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy voting information, visit https://fundinfopages.com/NAVFX.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.

As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

Audit fees billed for the Sector Rotation Fund (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the tables below.

For the fiscal year ended September 30, 2023, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, Cohen & Company, Ltd. (“Former Accountant”), in connection with the audit of the registrant’s annual financial statements and for services that are normally provided by the Former Accountant in connection with the registrant’s statutory and regulatory filings or engagements for that fiscal year.

Fund	September 30, 2023
Sector Rotation Fund	$12,250

For the fiscal year ended September 30, 2024, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, Tait, Weller & Baker, LLP (“Accountant”), in connection with the audit of the registrant’s annual financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for that fiscal year.

Fund	September 30, 2024
Sector Rotation Fund	$12,000

(b)	Audit-Related Fees

There were no additional fees billed in the fiscal year ended September 30, 2023, for assurance and related services by the Former Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

There were no additional fees billed in the fiscal year ended September 30, 2024, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

These amounts represent the aggregate fees billed in the fiscal year ended September 30, 2023, for professional services rendered by the Former Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2023
Sector Rotation Fund	$3,000

Thes amounts represent the aggregate fees billed in the fiscal year ended September 30, 2024, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2024
Sector Rotation Fund	$3,000

(d)	All Other Fees

There were no other fees billed in the fiscal year ended September 30, 2023, for products and services provided by the Former Accountant, other than the services reported in paragraphs (a) through (c) of this item.

There were no other fees billed in the fiscal year ended September 30, 2024, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Former Accountant for the last fiscal year ended September 30, 2023, at an audit committee meeting of the Board of Trustees called for such purpose. The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended September 30, 2024, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Former Accountant to the Fund for services rendered for the fiscal year ended September 30, 2023 are reflected in the table below. There were no fees billed by the Former Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser for the fiscal year ended September 30, 2023.

Fund	September 30, 2023
Sector Rotation Fund	$3,000

Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal year ended September 30, 2024, are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser for the fiscal year ended September 30, 2024.

Fund	September 30, 2024
Sector Rotation Fund	$3,000

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Fund is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The Fund’s audit committee members are James H. Speed, Jr., Theo Pitt, Jr., and J. Buckley Strandberg.

(b)	Not applicable.

Item 6.	Investments

A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements

For the Fiscal Year Ending September 30, 2024

The financial statements and other information contained herein are submitted for the general information of the shareholders of the Sector Rotation Fund (the “Fund”). The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

The Sector Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Sector Rotation Fund, including its principals, and Capital Investment Group, Inc.

Schedule of Investments
As of September 30, 2024

	Shares	Value (Note 1)

Exchange-Traded Funds - 99.39%
Aerospace & Defense - 3.02%
Invesco Aerospace & Defense ETF	10,000	$1,149,408

Communication Services - 17.21%
Vanguard Communication Services ETF	45,000	$6,542,550

Consumer Discretionary - 15.23%
Vanguard Consumer Discretionary ETF	17,000	5,788,160

Financials - 13.34%
SPDR S&P 500 ETF Trust	1,000	573,760
Vanguard Financials ETF	20,000	2,198,200
ProShares UltraPro Short QQQ	180,000	1,330,200
ProShares UltraPro Short S&P 500	40,000	969,200
		5,071,360

Health Care - 11.13%
Vanguard Health Care ETF	15,000	4,233,000

Industrials - 17.10%
Vanguard Industrials ETF	25,000	6,501,750

Real Estate - 3.85%
Vanguard Real Estate ETF	15,000	1,461,300

Technology - 18.52%
Vanguard Information Technology ETF	12,000	7,038,240

Total Exchange-Traded Funds (Cost $25,454,444)		37,785,768

Short-Term Investment - 7.01%
Fidelity Treasury Portfolio, Class I, 4.83%(a) (Cost $2,664,497)	2,664,497	2,664,497

Investments, at Value (Cost $28,118,941) - 106.40%		40,450,265
Liabilities in Excess of Other Assets - (6.40)%		(2,434,167)
Net Assets - 100.00%		$38,016,098

(a)	Represents 7-day effective SEC yield as of September 30, 2024.

See Notes to Financial Statements

Statement of Assets and Liabilities
As of September 30, 2024

Assets:
Investments, at value (cost $28,118,941)	$40,450,265
Fund shares sold receivable	34,100
Interest receivable	13,341
Dividends receivable	149,041
Prepaid Expenses	7,838
Total assets	40,654,585
Liabilities:
Investments purchased payable	2,551,202
Fund shares purchased payable	17,453
Accrued expenses:
Advisory Fees	31,449
Professional fees	18,160
Operational expenses	12,537
Distribution and service fees	4,159
Administration fees	1,351
Trustee fees	876
Compliance fees	1,198
Fund accounting fees	102
Total liabilities	2,638,487
Total Net Assets	$38,016,098
Net Assets Consist of:
Paid in capital	$23,158,930
Accumulated earnings	14,857,168
Total Net Assets	$38,016,098
Capital Shares Outstanding, no par value
(unlimited authorized shares)	2,252,432
Net Asset Value, Per Share	$16.88

See Notes to Financial Statements

Statement of Operations
For the fiscal year ended September 30, 2024

Investment Income:
Dividends	$421,116
Interest	146,116
Total Investment Income	567,232
Expenses:
Advisory fees (note 2)	339,448
Distribution and service fees (note 4)	84,862
Administration fees (note 2)	45,207
Professional fees	39,794
Registration and filing expenses	31,298
Fund accounting fees (note 2)	33,181
Transfer agent fees (note 2)	22,697
Compliance fees (note 2)	23,058
Shareholder fulfillment fees	17,246
Custody fees	12,547
Trustee fees and meeting expenses (note 3)	8,960
Insurance fees	4,392
Security pricing fees	3,294
Miscellaneous expenses	4,454
Net Expenses	670,438
Net Investment Loss	(103,206)
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	2,808,819
Net change in unrealized appreciation on investments	6,816,297
Net Realized and Unrealized Gain on Investments	9,625,116
Net Increase in Net Assets Resulting from Operations	$9,521,910

See Notes to Financial Statements

Statements of Changes in Net Assets
For the fiscal years ended September 30,

	2024	2023
Operations:
Net investment loss	$(103,206)	$(106,943)
Net realized gain from investment transactions	2,808,819	785,516
Net change in unrealized appreciation on investments	6,816,297	3,746,026
Net Increase in Net Assets Resulting from Operations	9,521,910	4,424,599
Distributions to Shareholders from Distributable Earnings	(535,116)	(1,924,950)
Capital Share Transactions:
Shares sold	1,802,141	1,862,698
Reinvested dividends and distributions	534,576	1,921,648
Shares repurchased	(2,752,333)	(2,726,631)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(415,616)	1,057,715
Net Increase in Net Assets	8,571,178	3,557,364
Net Assets:
Beginning of Year	29,444,920	25,887,556
End of Year	$38,016,098	$29,444,920
Share Information:
Shares sold	119,819	149,991
Shares from reinvested dividends and distributions	37,859	164,807
Shares repurchased	(184,600)	(216,898)
Net Increase (Decrease) in Capital Shares	(26,922)	97,900

See Notes to Financial Statements

Financial Highlights

	September 30,
For a share outstanding during each fiscal year ended	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$12.92	$11.87	$15.27	$12.87	$12.94
Income (Loss) from Investment Operations:
Net investment income (a)	(0.05)	(0.05)	(0.09)	(0.14)	(0.07)
Net realized and unrealized gain (loss) on investments	4.25	2.01	(2.52)	2.70	1.08
Total from Investment Operations	4.20	1.96	(2.61)	2.56	1.01
Less Distributions From:
Net investment income	—	—	—	—	—
Net realized gains	(0.24)	(0.91)	(0.79)	(0.16)	(1.08)
Total Distributions	(0.24)	(0.91)	(0.79)	(0.16)	(1.08)
Net Asset Value, End of Year	$16.86	$12.92	$11.87	$15.27	$12.87
Total Return	32.86%	17.32%	(18.20)%	20.03%	8.04%
Net Assets, End of Year (in thousands)	$38,016	$29,445	$25,888	$32,037	$25,589
Ratios of:
Gross Expenses to Average Net Assets (b)	1.97%	2.04%	1.97%	1.95%	2.10%
Net Expenses to Average Net Assets (b)	1.97%	2.04%	1.97%	1.95%	2.10%
Net Investment Income to Average Net Assets (b)(c)	(0.30)%	(0.38)%	(0.67)%	(0.95)%	(0.57)%
Portfolio turnover rate	309.04%	234.10%	426.15%	211.18%	274.61%

(a)	Calculated using the average shares method.
(b)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements

Notes to Financial Statements

As of September 30, 2024

1.	Organization and Significant Accounting Policies

The Sector Rotation Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund is a separate, diversified series of the Trust.

The Fund commenced operations on December 31, 2009, as a series of the World Funds Trust (“WFT”). Shareholders approved the reorganization of the Fund as a series of the Trust at a special meeting on June 22, 2011. The reorganization occurred on June 27, 2011. Effective November 29, 2010, the Fund changed its name from the Navigator Fund to the Sector Rotation Fund.

The investment objective of the Fund is to seek to achieve capital appreciation. The Fund utilizes a sector rotation strategy which evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities. Under normal circumstances, the Fund invests in exchange-traded funds (“ETFs”). An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation

The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.

Fair Value Measurement

The Fund has adopted ASC Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Level 3:	Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements

As of September 30, 2024

In accordance with the Trust’s valuation policies and procedures and pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as the valuation designee (the “Valuation Designee”). The Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2024, for the Fund’s assets measured at fair value:

	Total	Level 1	Level 2	Level 3 (a)
Assets
Exchange-Traded Funds (b)	$37,785,768	$37,785,768	$—	$—
Short-Term Investment	2,664,497	2,664,497	—	—
Total Assets	$40,450,265	$40,450,265	$—	$—

(a)	The Fund had no Level 3 securities during the fiscal year ended September 30, 2024.

(b)	Refer to Schedule of Investments for breakdown by sector.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund is responsible for all expenses incurred specifically on its behalf as well as a portion of Trust level expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions

The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor

The Fund pays a monthly fee to Grimaldi Portfolio Solutions, Inc. (the “Advisor”) calculated at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 2.14%. The Expense Limitation Agreement runs through January 31, 2025, and may be terminated by the Board at any time. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees had been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limit or those in place at the time of recoupment.

Notes to Financial Statements

As of September 30, 2024

For the fiscal year ended September 30, 2024, $339,448 in advisory fees were incurred, and no fees were waived by the Advisor.

Administrator

The Fund pays customary fees to The Nottingham Company (the “Administrator”) for its services as Fund Administrator and Fund Accountant. Certain officers of the Administrator are also officers of the Trust.

Compliance Services

The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent

Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

3.	Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund. The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,400 per series per year, $400 per meeting attended, $200 per committee meeting attended, and $1,000 per special meeting attended. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings. Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator and receive no compensation from the Trust for serving as officers.

4.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the average daily net assets of the Fund for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts. For the fiscal year ended September 30, 2024, $84,862 in distribution and service fees were incurred by the Fund.

5.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2024, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities
$99,512,910	$95,113,438	$—	$—

6.	Risks

Cybersecurity Risk. As part of its business, the Advisor processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Notes to Financial Statements

As of September 30, 2024

Foreign Securities Risk. The ETFs held by the Fund may have significant investments in foreign securities. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Investments in ETFs. Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Investment Risk. The value of the Fund’s investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of many securities, and this volatility may continue, and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Notes to Financial Statements

As of September 30, 2024

Leveraged or Inverse ETFs. The Fund may invest in leveraged and/or inverse ETFs, including multiple inverse (or ultra-short) ETFs. These ETFs are subject to additional risk not generally associated with traditional ETFs. Leveraged ETFs seek to multiply the performance of the particular benchmark that is tracked (which may be an index, a currency or other benchmark). Inverse ETFs seek to negatively correlate to the performance of the benchmark. These ETFs seek to achieve their returns by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is an ultra-short ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if an ultra-short ETF that seeks twice the inverse return, it would lose 2%). By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required.

Manager Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects. The Fund’s performance per share will change daily in response to such factors.

Portfolio Turnover Risk. The Advisor may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. The payment of taxes on gains could adversely affect the Fund’s performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Sector Focus Risk. Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

●	Consumer Discretionary. Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending. These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.

●	Consumer Staples. Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, and consumer spending. These companies also are subject to the risk that government regulation could affect the permissibility of using various production methods and food additives, which regulations could affect company profitability. The success of food, household, and personal product companies may be strongly affected by consumer tastes, marketing campaigns, and other factors affecting supply and demand.

●	Industrials. Companies in this sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, and economic conditions will affect the performance of these companies. These companies can also be cyclical, subject to sharp price movements, and significantly affected by government spending policies.

●	Information Technology. The performance of companies in this sector may be adversely affected by intense competition both domestically and internationally; limited product lines, markets, financial resources, or personnel; rapid product obsolescence and frequent new product introduction; dramatic and unpredictable changes in growth rates; and dependence on patent and intellectual property rights.

Small-Cap and Mid-Cap Securities Risk. The Fund or ETFs held by the Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Notes to Financial Statements

As of September 30, 2024

7.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns for the fiscal years ended September 30, 2021 through September 30, 2024 and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2024, the Fund did not incur any interest or penalties.

Distributions during the fiscal years ended September 30 were characterized for tax purposes as follows:

	September 30, 2024	September 30, 2023
Ordinary Income	$293,083	$—
Capital Gains	$242,033	$1,924,950

At September 30, 2024, the tax-basis cost of investments and components of accumulated deficit were as follows:

Cost of Investments	$28,139,231

Gross Unrealized Appreciation	12,514,768
Gross Unrealized Depreciation	(203,734)
Net Unrealized Appreciation	12,311,034

Undistributed Ordinary Income	2,196,519
Undistributed Capital Gains	349,615
Accumulated Earnings	$14,857,168

8.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2024, Charles Schwab held 91.77% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

9.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects risk of loss to be remote.

10.	Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust

and Shareholders of Sector Rotation Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sector Rotation Fund (the “Fund”), a series of Starboard Investment Trust, including the schedule of investments, as of September 30, 2024, the related statement of operations, the statement of changes in net assets, and financial highlights for the year ended September 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations, the changes in its net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended September 30, 2023 and the financial highlights for each of the four years in the period ended September 30, 2023, have been audited by other auditors, whose reports dated November 29, 2023 and November 21, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 19, 2024

Tax Information (unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Fund’s fiscal year ended September 30, 2024.

During the fiscal year, the Fund paid an income distribution of $293,083, but paid a capital distributions of $242,033.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in early 2025, to determine the calendar year amounts to be included in their 2024 tax returns. Shareholders should consult a tax advisor regarding the tax consequences of investments in the Fund.

Changes In and Disagreements with Accountants

On January 30, 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Sector Rotation Fund (the “Fund”).  At a meeting held on March 7, 2024, based on the recommendation and approval of the Audit Committee, the Board of Trustees approved the appointment of Tait, Weller & Baker, LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

Cohen’s audit report on the Fund’s financial statements for the fiscal year ended September 30, 2023 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended September 30, 2023 and for the interim period ended January 30, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

The registrant requested that Cohen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter was previously filed as an exhibit to Form N-CSR.

During the fiscal periods ended September 30, 2022, September 30, 2023, and for the interim period ended March 7, 2024, neither the Fund, nor anyone on the Fund’s behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Matters Submitted for Shareholder Vote

Not applicable

Remuneration Paid to Directors, Officers and Others

Refer to the information in the financial statements.

Approval of Investment Advisory Agreements

In connection with the regular Board meeting held on March 7, 2024, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Advisor began managing the Fund (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares (although no portion of the investment advisory fee was targeted to pay distribution expenses). The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and the financial condition of the Advisor. It was noted that there had been no change in personnel.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)	Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, applicable peer group data (e.g., Morningstar/Lipper peer group average), and benchmark. The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies, and limitations. It was noted that the Fund outperformed the peer group and category but slightly underperformed the benchmark for all periods shown.

After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)	Fees and Expenses. The Trustees noted the management fees for the Fund under the Investment Advisory Agreement. The Trustees then compared the advisory fee and expense ratio of the Fund to other comparable funds, noting that the management fee and the expense ratio were higher than the average of the peer group and category and noted the Advisor’s explanation that this was likely due to the small relative size of the Fund compared to its peers and other funds in its category.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)	Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months. The Board noted that the Advisor realized a moderate profit for the prior twelve months of operations. After discussion, the Trustees concluded that the Advisor’s level of profitability was not excessive. The Board considered the quality of the Advisor’s service to the Fund, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(v)	Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels but noted the Advisor’s willingness to consider breakpoints in the future as assets grow.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was fair and reasonable and in the best interest of the shareholders of the Fund.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

On January 30, 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Sector Rotation Fund (the “Fund”). At a meeting held on March 7, 2024, based on the recommendation and approval of the Audit Committee, the Audit Committee of the Board of Trustees approved the appointment of Tait, Weller & Baker, LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

Cohen’s audit reports on the Fund’s financial statements for the fiscal years ended September 30, 2022 and September 30, 2023, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended September 30, 2023 and for the interim period ended January 30, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

The registrant requested that Cohen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter was previously filed as an exhibit to Form N-CSR.

During the fiscal periods ended September 30, 2022, September 30, 2023, and for the interim period ended March 7, 2024, neither the Fund, nor anyone on the Fund’s behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 of this Form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

None.

Item 16.	Controls and Procedures.

(a)	The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act.

Filed herewith.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

This N-CSR was amended to revise the amount provided for the "Costs of a $10,000 Investment" and the one-year performance return for the Fund in the Average Annual Total Returns table, each of which are included in the annual shareholder report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: March 31, 2025	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: March 31, 2025	Katherine M. Honey President and Principal Executive Officer

/s/ Peter McCabe
Date: March 31, 2025	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer